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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2005
                                                           ------------


                             DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     001-05424                 58-0218548
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


                  P.O. Box 20706, Atlanta, Georgia 30320-6001
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: www.delta.com


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2005, Delta Air Lines, Inc. entered into an amendment (the "Amendment") to the Credit Agreement, dated as of November 30, 2004, among, Delta, General Electric Capital Corporation, as a lender and Agent, and other lenders (the "GE Commercial Finance Facility"). The Amendment modifies certain financial covenants in the GE Commercial Finance Facility, as follows:

         - Reduces the specified levels of EBITDAR (earnings before interest, taxes, depreciation, amortization and aircraft rent, as defined) that Delta is required to achieve for designated rolling periods (the "EBITDAR Covenant"). Delta requested a change to the EBITDAR Covenant due to historically high fuel prices.

         - Increases the unrestricted funds that Delta is required to maintain to not less than $1 billion at all times (the "Liquidity Covenant"). Prior to the Amendment, the Liquidity Covenant required Delta to maintain not less than $1 billion in unrestricted funds at all times from March 1, 2005 through October 31, 2005 and $750 million at all times thereafter.

The description of the Amendment is subject in all respects to the actual provisions of the Amendment, a copy of which is filed with this Form 8-K as
Exhibit 10. For additional information about the GE Commercial Finance Facility, see Exhibit 99.1 to Delta's Current Report on Form 8-K as filed on December 6, 2004 with the Securities and Exchange Commission.

Delta has a number of other commercial relationships with GE Commercial Finance and its affiliates, including financing agreements, aircraft leases, and contracts for the purchase of engines, among other arrangements.

Delta entered into comparable amendments with American Express Travel Related Services Company, Inc. ("Amex") to amend the EBITDAR and Liquidity Covenants in the financing agreements between Delta and Amex (and its affiliates). For additional information about these agreements, see "Financing Agreement with Amex" in Note 6 of the Notes to the Consolidated Financial Statements in Delta's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 10 Amendment No. 1 to Credit Agreement, dated as of May 31, 2005, among Delta Air Lines, Inc., the other Credit Parties signatory thereto, General Electric Capital Corporation, as agent and Lender, and the other Lenders and L/C Issuers signatory thereto.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELTA AIR LINES, INC.

                                        By: /s/ Michael J. Palumbo
                                            -----------------------------------
                                            Michael J. Palumbo,
                                            Executive Vice President and
Date: May 31, 2005                          Chief Financial Officer


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                                 EXHIBIT INDEX


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
Exhibit Number    Description

      10          Amendment No. 1 to Credit Agreement, dated as of May 31, 2005, among Delta Air
                  Lines, Inc., the other Credit Parties signatory thereto, General Electric Capital
                  Corporation, as agent and Lender, and the other Lenders and L/C Issuers signatory thereto.
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